UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012
____________________________________________

Rock-Tenn Company
(Exact name of registrant as specified in its charter)
____________________________________________

Georgia	001-12613	62-0342590
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

(Former name or former address, if changed since last report.)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

In June 2011, the FASB issued Accounting Standards Update No. 2011-05 “Comprehensive Income Presentation of Financial Statements” which amended certain provisions of ASC 220 “Comprehensive Income”.   These provisions changed the presentation requirements for other comprehensive income and total comprehensive income and require one continuous statement or two separate but consecutive statements.  Presentation of other comprehensive income in the statement of stockholders’ equity is no longer permitted. These provisions were effective for fiscal and interim periods beginning after December 15, 2011 (January 1, 2012 for us) and required retroactive application for all periods presented. Accordingly, the unaudited interim financial statements in our quarterly reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 have applied the provisions of ASU No. 2011-05.

The audited consolidated financial statements of the Company as of and for the three years ended September 30, 2011 and the unaudited consolidated financial statements as of December 31, 2011 and 2010 incorporated by reference in our previously filed periodic reports under the Securities Exchange Act of 1934, as amended, have not yet been revised to reflect the adoption of ASU No. 2011-05, Presentation of Comprehensive Income, as amended by ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05.

The table below presents comprehensive income consistent with the presentation requirements of ASU No. 2011-05.

	Fiscal Year Ended September 30,			Three Months ended December 31,
	2009	2010	2011	2010	2011
Consolidated net income	$225.9	$230.7	$146.0	51.3	76.8
Other comprehensive income (loss), net of tax:
Foreign currency translation gain (loss)	(2.4)	7.2	(12.9)	6.0	7.0
Derivatives:
Deferred loss on cash flow hedges	(16.7)	(3.5)	(0.3)	-	-
Less: Reclassification adjustment of net loss on cash flow hedges included in earnings	5.2	6.0	4.0	1.2	0.8
Defined benefit pension plans:
Net actuarial loss arising during the period	(78.6)	(8.4)	(211.2)	-	-
Less: Amortization of net actuarial loss, included in pension cost	4.5	12.0	12.2	2.8	3.2
Prior service (cost) credit arising during the period	(1.0)	(0.2)	0.3	-	-
Less: Amortization of prior service cost, included in pension cost	0.7	0.5	0.4	0.1	0.1
Other adjustments	-	(1.7)	-	-	-
Other comprehensive income (loss)	(88.3)	11.9	(207.5)	10.1	11.1
Comprehensive income (loss)	137.6	242.6	(61.5)	61.4	87.9
Less: Comprehensive income attributable to noncontrolling interests	(3.3)	(0.8)	(4.4)	(1.4)	(0.2)
Comprehensive income (loss) attributable to Rock-Tenn Company shareholders	$134.3	$241.8	$(65.9)	$60.0	$87.7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY

By:	/s/ Robert B. McIntosh
Name:	Robert B. McIntosh
Title:	Executive Vice-President, General Counsel and Secretary

Date: September 4, 2012